EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
JANUARY 2016 MONTHLY DIVIDEND AND
DECEMBER 31, 2015 RMBS PORTFOLIO CHARACTERISTICS

•	January 2016 Monthly Dividend of $0.14 Per Share
•	Estimated Book Value Per Share at December 31, 2015 of $11.64
•	Estimated 3.2% total return on equity for the quarter, or 12.7% annualized
•	RMBS Portfolio Characteristics as of December 31, 2015
•	1,216,243 cumulative shares repurchased through stock repurchase program

Vero Beach, Fla., January 11, 2016 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of January 2016. The dividend of $0.14 per share will be paid January 29, 2016, to holders of record on January 26, 2016, with an ex-dividend date of January 22, 2016.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of January 11, 2016, the Company had 21,749,490 shares outstanding. At September 30, 2015, the Company had 21,892,773 shares outstanding.

Estimated December 31, 2015 Book Value Per Share

The Company’s estimated book value per share as of December 31, 2015 was $11.64.  The Company computes book value per share by dividing total stockholders' equity by the total number of shares outstanding of the Company's common stock. At December 31, 2015, the Company's preliminary estimated total stockholders' equity was approximately $253.3 million with 21,749,490 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Return on Equity

The Company’s estimated total return on equity for the quarter ended December 31, 2015 was 3.2%, or 12.7% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company’s stockholders’ equity at the beginning of the quarter.  The total return was $0.37 per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $0.05 from September 30, 2015.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of December 31, 2015 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company’s financial statements and associated footnotes as of and for the quarter and six months ended December 31, 2015, are subject to review by the Company’s independent registered public accounting firm.

•	RMBS Assets by Agency
•	Investment Company Act of 1940 Whole Pool Test Results
•	Borowings by counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2015.
RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Dec 2015 CPR
Asset Category	Face	Value	Price	Portfolio	Coupon	(Reported in Jan)
As of December 31, 2015
Adjustable Rate RMBS	$2,791	$2,976	106.64	0.14%	3.63%	0.45%
10-1 Hybrid Rate RMBS	51,297	52,238	101.83	2.42%	2.55%	2.02%
Hybrid Adjustable Rate RMBS	51,297	52,238	101.83	2.42%	2.55%	2.02%
15 Year Fixed Rate RMBS	99,030	103,534	104.55	4.80%	3.28%	5.69%
20 Year Fixed Rate RMBS	438,687	468,564	106.81	21.71%	4.00%	4.15%
30 Year Fixed Rate RMBS	1,319,596	1,428,525	108.25	66.20%	4.36%	6.64%
Total Fixed Rate RMBS	1,857,313	2,000,623	107.72	92.71%	4.22%	6.00%
Total Pass-through RMBS	1,911,401	2,055,837	107.56	95.27%	4.18%	5.89%
Interest-Only Securities	504,758	61,574	12.20	2.85%	3.58%	13.36%
Inverse Interest-Only Securities	216,114	40,599	18.79	1.88%	5.97%	14.84%
Structured RMBS	720,872	102,173	14.17	4.73%	4.53%	13.80%
Total Mortgage Assets	$2,632,273	$2,158,010		100.00%	4.19%	8.06%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of December 31, 2015			As of December 31, 2015
Fannie Mae	$1,747,699	81.0%	Whole Pool Assets	$1,654,742	76.7%
Freddie Mac	394,256	18.3%	Non Whole Pool Assets	503,268	23.3%
Ginnie Mae	16,055	0.7%	Total Mortgage Assets	$2,158,010	100.0%
Total Mortgage Assets	$2,158,010	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of December 31, 2015	Borrowings	Debt	in Days	Maturity
Citigroup Global Markets Inc	$185,107	9.4%	14	2/12/2016
Federal Home Loan Bank of Cincinnati	183,750	9.3%	23	1/23/2016
South Street Securities, LLC	156,375	7.9%	28	1/28/2016
Wells Fargo Bank, N.A.	130,331	6.6%	11	1/13/2016
Cantor Fitzgerald & Co	128,751	6.5%	20	1/27/2016
ED&F Man Capital Markets Inc	127,285	6.4%	19	1/25/2016
ICBC Financial Services LLC	125,437	6.3%	12	1/12/2016
Mizuho Securities USA, Inc	119,092	6.0%	13	1/25/2016
KGS-Alpha Capital Markets, L.P	117,395	5.9%	13	1/22/2016
Mitsubishi UFJ Securities (USA), Inc	113,021	5.7%	18	1/29/2016
J.P. Morgan Securities LLC	108,145	5.5%	14	2/2/2016
Daiwa Securities America Inc.	99,292	5.0%	9	1/11/2016
RBC Capital Markets, LLC	93,582	4.7%	13	1/22/2016
Natixis, New York Branch	86,180	4.3%	10	1/22/2016
Guggenheim Securities, LLC	83,913	4.2%	17	1/29/2016
Merrill Lynch, Pierce, Fenner & Smith Inc	81,284	4.1%	15	1/15/2016
Nomura Securities International, Inc.	39,422	2.0%	13	1/13/2016
Suntrust Robinson Humphrey, Inc	4,201	0.2%	15	1/15/2016
Total Borrowings	$1,982,563	100.0%	16	2/12/2016

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of December 31, 2015
Adjustable Rate RMBS	$2,976	4	10.04%	2.00%	$18	$(16)
Hybrid Adjustable Rate RMBS	52,238	85	7.55%	2.00%	880	(1,012)
Total Fixed Rate RMBS	2,000,623	n/a	n/a	n/a	32,110	(42,585)
Total Pass-through RMBS	2,055,837	n/a	n/a	n/a	33,008	(43,613)
Interest-Only Securities	61,574	n/a	n/a	n/a	(10,394)	8,592
Inverse Interest-Only Securities	40,599	1	6.36%	n/a	902	(1,776)
Structured RMBS	102,173	n/a	n/a	n/a	(9,492)	6,816
Total Mortgage Assets	$2,158,010	n/a	n/a	n/a	$23,516	$(36,797)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$780,000	Mar-2019	$(13,189)	$14,625
Treasury Futures Contracts - Short Positions			185,000	Mar-2026	(7,518)	7,136
Receiver Swaption			100,000	May-2021	1,615	(563)
Grand Total					$4,424	$(15,599)

(1)
Modeled results from Citigroup Global Markets, Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR Option-Adjusted Spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at 125.91 at December 31, 2015. The nominal value of the short position was $232.93 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400